UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	000-54116	20-5344927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1160 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01.                                          Changes in Registrant’s Certifying Accountant.

On August 23, 2011, Manhattan Bancorp (the “Company”) dismissed Vavrinek, Trine, Day & Co., LLP (“VTD”) as its registered public accounting firm, effective August 23, 2011. The Company has engaged McGladrey & Pullen, LLP (“McGladrey”) as its registered public accounting firm, effective August 29, 2011. The decision to change registered public accounting firms and the appointment of the new registered public accounting firm was made by the Audit & Risk Committee of the Company’s Board of Directors.

The audit reports of VTD on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2009 and December 31, 2010, and the period from January 1, 2011 through August 23, 2011, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S-K) with VTD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to VTD’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s consolidated financial statements for such years or period.  During the fiscal years ended December 31, 2009 and December 31, 2010, and the period from January 1, 2011 through August 23, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S–K and the related instructions to Item 304 of Regulation S-K).

During the fiscal years ended December 31, 2009 and December 31, 2010, and the period from January 1, 2011 through August 29, 2011, the Company did not consult with McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S–K and the related instructions to Item 304 of Regulation S-K).

The Company has provided VTD with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of VTD’s letter, dated August 29, 2011, in response to the foregoing disclosure.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
16.1	Letter dated August 29, 2011, from Vavrinek, Trine, Day & Co., LLP to the United States Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP
(Registrant)

August 29, 2011	By:	/s/ Brian E. Côté
Brian E. Côté
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter dated August 29, 2011, from Vavrinek, Trine, Day & Co., LLP to the United States Securities and Exchange Commission